                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 30, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                         1-4673                 84-0513668
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                          07306
(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code)           (201) 420-2796


         (Former name or former address, if changed since last report.)

ITEM 8.01.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Company today issued a press release attached as Exhibit 99.1 announcing that it will broadcast an investor presentation on Wednesday, October 13, 2004, at 9 p.m. Eastern Standard Time.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               a. Not applicable.

               b. Not applicable

               c. Exhibits

         The following exhibit is filed with this report:

Exhibit Number    Description
--------------    -----------

     99.1 Press release dated September 30, 2004 announcing the date for an investor presentation

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 30, 2004                            WILSHIRE ENTERPRISES, INC.
                                                      (Registrant)



                                                      By: /s/ Daniel C. Pryor
                                                          ----------------------
                                                          Daniel C. Pryor
                                                          President


                                      -3-